UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2018

_____________________________

NORTHERN POWER SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

_____________________________

British Columbia, Canada	000-55184	98-1181717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

29 Pitman Road

Barre, Vermont 05641

(Address of principal executive offices)

(802) 461-2955

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2018, Northern Power Systems, Inc., a wholly owned subsidiary of Northern Power Systems Corp, a British Columbia corporation (collectively, the “Company”), entered into an Amended and Restated Forbearance Agreement by and between Comerica Bank and the Company (the “Amended Forbearance Agreement”). On May 29, 2018, Comerica informed the Company that the Company was not currently in compliance with two covenants (collectively, the “Covenants”) under that certain Amended and Restated Loan and Security Agreement by and between the Company and Comerica dated December 31, 2013 and as amended (the “Loan”). Ultimately, Comerica and the Company entered into a Forbearance Agreement dated August 2, 2018 which the Company previously disclosed on a Form 8-K dated August 2, 2018 (the “Forbearance Agreement”). The Amended Forbearance Agreement amends and restates the Forbearance Agreement.

The terms of the Amended Forbearance Agreement provide, among other things, that Comerica shall, until the earlier of (i) April 1, 2019 or (ii) such date that there shall occur any further event of default, forbear from exercising any remedies that it may have against Borrower as a result of the occurrence of the existing defaults. In the event of a default, Comerica may immediately call the Loan. Further the Amended Forbearance Agreement provides that the Company (i) will repay its obligations under the Loan pursuant to the repayment schedule below and (ii) the Company shall use its best efforts to secure replacement financing of the debt under the Loan as soon as possible, and on or before March 1, 2019.

Repayment Schedule:

Payment DaTE	Payment Amount	Principal Outstanding
Earlier of Sale Date set forth on Exhibit A or December 7, 2018	$250,000, subject to Exhibit A	$650,000
Earlier of Sale Date set forth on Exhibit A or February 1, 2019	$350,000, subject to Exhibit A	$300,000
February 21, 2019	$100,000	$200,000
March 21, 2019	$100,000	$100,000
April 1, 2019	$100,000	$0

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report.

Exhibit Number	Description

10.2	Amended and Restated Forbearance Agreement, dated November 30, 2018 between the Company and Comerica Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN POWER SYSTEMS CORP.

Date: December 4, 2018	By:	/s/William St. Lawrence
	Name:	William St. Lawrence
	Title:	Interim Co-Chief Executive Officer